SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (“Security Agreement”) is made and entered into on June 26, 2008 by and between GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation (the “Obligor”), and GUILLAUME JACOB, as the representative of the shareholders who are parties to the Stock Purchase Agreement, as defined herein, (collectively, the “Secured Party”).

R E C I T A L S

     WHEREAS, on even date herewith, the parties hereto executed a Stock Purchase Agreement (the “Stock Purchase Agreement”) and, pursuant to Sections 2.2(b) and 2.2(d) of the Stock Purchase Agreement, the Obligor is required to pay the aggregate sum of €800,000 to the Secured Party; and

     WHEREAS, the closing of the Stock Purchase Agreement is conditioned upon the Obligor’s execution and delivery to the Secured Party of this Security Agreement which shall secure the payment of the Secured Obligations, as defined herein.

A G R E E M E N T

     NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.      Effective Date; Duration. The term of this Security Agreement shall commence on the date first written above and shall continue in full force and effect for so long as any of the Secured Obligations (as defined herein) exist. Upon the full and final satisfaction of all of the Secured Obligations, the Obligor shall cause a termination statement to be prepared (for the Secured Party’s review and approval (which approval shall not be unreasonably withheld) and, if applicable, signature) and filed at Obligor’s expense regarding the security interests created hereunder. As used herein, the term “Secured Obligations” means the amounts to be paid to the Secured Party pursuant to Sections 2.2(b) and 2.2(d) of the Stock Purchase Agreement.

     2.      Grant of Security Interest. As collateral security for the payment of the Secured Obligations under the Stock Purchase Agreement, the Obligor hereby grants to the Secured Party a security interest (the “Security Interest”) in all of the Obligor’s rights, title and interest in, to and under the following (collectively, the “Collateral”): accounts receivable of Inlog S.A., a French societe anonyme, and all Proceeds (as defined herein) of any of the foregoing not to exceed an aggregate value of €800,000. As used herein, the term “Proceeds” has the meaning assigned to it under the Uniform Commercial Code (the “UCC”) as in effect in the State of Colorado. The Obligor represents, warrants, acknowledges and agrees that the Security Interest granted hereunder has priority over all other security interests that may exist as of the date first written above with respect to any of the Collateral.

     3.      Control of Collateral; Remedies. Upon the non-payment of the Secured Obligations by the Obligor in accordance with the terms of the Stock Purchase Agreement (a “Default”), the Secured Party may at any time and from time to time, in its sole discretion, in addition to any other rights granted hereby, exercise any and all rights and remedies that are available to the Secured Party under present or future statutes, laws or regulations, including, without limitation, the UCC.

     4.      Notices. Any communications or notices required or desired hereunder shall be written and shall be sent in accordance with the provisions of Section 12.2 of the Stock Purchase Agreement.

      5.      Additional Documents. The Obligor hereby irrevocably authorizes the Secured Party at any time and from time to time to file, elect, including without limitation, financing statements and amendments thereto, in order to evidence the Security Interest granted to the Secured Party hereunder and to perfect the Secured Party’s interest in the Collateral provided hereby. The Obligor further agrees to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and first priority of such Security Interest, and the ability of the Secured Party to enforce the Secured Party’s security interest in any and all of the Collateral. If a Default shall have occurred and be continuing, at the request and option of the Secured Party, the Obligor shall (i) promptly notify all of its customers who are obligated on or under accounts receivable included in the Collateral (each an “Account Debtor”) to forward all payments in respect thereof due the Obligor (“Collections”) directly to the Secured Party or to a financial institution designated by the Secured Party as its agent therefor, and if the Obligor neglects or refuses to notify any of its Account Debtors to pay any Collections directly to the Secured Party, the Secured Party shall be entitled to make such notification without notice to or demand upon the Obligor, and (ii) hold all Collections received by the Obligor in trust and as fiduciary for the Secured Party without commingling the same with other funds of the Obligor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. Obligor further agrees to provide Secured Party with copies of such books and records related to the Collateral as may reasonably be requested from time to time by Secured Party.

      6.      Entire Agreement; Amendment. This Security Agreement and the Stock Purchase Agreement with the exhibits and schedules thereto contain the entire agreement between the Obligor and the Secured Party regarding the matters contained herein and therein, and supersede all prior agreements and understandings, whether oral or written, between the Obligor and the Secured Party. This Security Agreement may not be amended or modified in any respect except by a writing executed by both of the parties hereto.

      7.      Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to its principles of conflicts of laws.

      8.      Severability. The provisions of this Security Agreement are severable. If any provision of this Security Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and all such other provisions shall remain in full force and effect. In the event that any court of competent jurisdiction shall determine that any provision of this Security Agreement, or the application thereof, is unenforceable because of the duration or scope thereof, the parties hereto agree that said court in making such determination shall have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable, and that this Security Agreement in its reduced form shall be valid and enforceable to the full extent permitted by law.

      9.      Waiver. A waiver by any party of any of the terms and conditions hereof shall not be construed as a general waiver by such party.

     10.      Assignment. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Security Agreement may not be assigned by the Obligor without the prior written consent of the Secured Party.

     11.      Recitals. The recitals to this Security Agreement, which the parties acknowledge are true and correct, are incorporated into this Security Agreement by this reference.

     12.      Counterparts. This Security Agreement may be executed in any number of counterparts, including counterparts received as signed confirmed facsimiles or via email, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     13.      Captions. The captions of this Security Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope or intent of this Security Agreement, or the intent of any provision hereof.

[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the date first above written.

OBLIGOR
GLOBAL MED TECHNOLOGIES, INC.

By:	/s/ Michael I. Ruxin M.D.
Name:	Michael I. Ruxin M.D.
Title:	Chairman and CEO

SECURED PARTY
RENAUD BLANC-BERNARD

By:	/s/ Renaud Blanc-Bernard
Name:	Renaud Blanc-Bernard

GUILLAUME JACOB

By:	/s/ Guillaume Jacob
Name:	Guillaume Jacob

OLIVIER GAYDON

By:	/s/ Olivier Gaydon
Name:	Olivier Gaydon

MICHEL ANGUE

By:	/s/ Michel Angue
Name:	Michel Angue

MORDICUS

By:	/s/ Oliver Gaydon
Name:	Oliver Gaydon

PARFIGES

By:	/s/ Michel Angue
Name:	Michel Angue

THIERRY CHARVIN

By:	/s/ Thierry Charvin
Name:	Thierry Charvin

ALFIRIN

By:	/s/ Guillaume Jacob
Name:	Guillaume Jacob

RB2 CONSEIL

By:	/s/ Renaud Blanc-Bernard
Name:	Renaud Blanc-Bernard

PHILIPPE BLAIN

By:	/s/ Philippe Blain
Name:	Philippe Blain

DAVID RIGAUD

By:	/s/ David Rigaud
Name:	David Rigaud

NATHALIE BONVALOT

By:	/s/ Nathalie Bonvalot
Name:	Nathalie Bonvalot

CHRISTINE SALF

By:	/s/ Christine Salf
Name:	Christine Salf

PETER HEUSSNER
Represented by: Guillaume Jacob

By:	/s/ Guillaume Jacob
Name:	Guillaume Jacob